TRANSAMERICA SERIES TRUST
Supplement to the Currently Effective Prospectus and Summary Prospectus of each Portfolio Listed in Appendix A
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Effective immediately, for each portfolio listed in Appendix A, the “Derivatives” risk in the “Principal Risks” section of the portfolio’s Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:
Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f‑4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f‑4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. The new rule may not be effective to limit the risk of loss from derivatives.
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Investors Should Retain this Supplement for Future Reference
August 25, 2022

Appendix A

Transamerica 60/40 Allocation VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica BlackRock Global Real Estate Securities VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Goldman Sachs 70/30 Allocation VP

Transamerica Janus Balanced VP

Transamerica JPMorgan Asset Allocation - Conservative VP

Transamerica JPMorgan Asset Allocation - Growth VP

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Transamerica JPMorgan Asset Allocation - Moderate VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan International Moderate Growth VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Global Allocation VP

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Transamerica MSCI EAFE Index VP

Transamerica Multi-Managed Balanced VP

Transamerica PIMCO Tactical - Balanced VP

Transamerica PIMCO Tactical - Conservative VP

Transamerica PIMCO Tactical - Growth VP

Transamerica PIMCO Total Return VP

Transamerica PineBridge Inflation Opportunities VP

Transamerica ProFund UltraBear VP

Transamerica S&P 500 Index VP

Transamerica T. Rowe Price Small Cap VP

Transamerica WMC US Growth VP